Exhibit 99.1

Financial Statements
International Stem Cell Corporation
(A Development Stage Company)
As of September 30, 2006 and for the period from June 16, 2006 (inception) to September 30, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders of
International Stem Cell Corporation
Los Angeles, California
We have audited the accompanying balance sheet of International Stem Cell Corporation (a development stage company) (the “Company”) as of September 30, 2006 and the related statements of operations, stockholders’ equity and cash flows for the initial period from inception June 16, 2006 through September 30, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of International Stem Cell Corporation as of September 30, 2006 and the results of its operations and cash flows for the initial period from inception June 16, 2006 through September 30, 2006, in conformity with accounting principles generally accepted in the United States of America.
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company expects to incur losses and needs to raise capital that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of the uncertainty.
/s/ VASQUEZ & Company LLP
Los Angeles, California
December 27, 2006

Financial Statements
International Stem Cell Corporation
(A Development Stage Company)
Balance Sheet

September 30,
2006
Assets
Current assets
Due from affiliated company — Lifeline Cell Technology LLC	$310,300
Prepaid stock issue cost	68,957

Total assets	$379,257

Liabilities and stockholders’ equity
Current liabilities
Accrued expenses	$104,862
Due to affiliated company — Lifeline Cell Technology LLC	55,334

Total current liabilities	160,196

Total liabilities	160,196

Stockholders’ equity
Common shares $0.001 par value 50,000,000 shares authorized and unissued	—
Additional paid-in capital for stock to be issued	310,300
Accumulated deficit	(91,239)

Total stockholders’ equity	219,061

Total liabilities and stockholders’ equity	$379,257

See accompanying notes

Financial Statements
International Stem Cell Corporation
(A Development Stage Company)
Statement of Operations
From June 16, 2006 (inception) to September 30, 2006

From June 16,
2006 to
September 30,
2006
Expenses
Conferences	$10,597
Legal fees and expenses of incorporation	11,384
Salaries and employment	62,500
Other	6,758

Total development expenses	91,239

Loss before income taxes	(91,239)
Provision for income taxes	—

Net loss	$(91,239)

See accompanying notes

Financial Statements
International Stem Cell Corporation
(A Development Stage Company)
Statement of Stockholders’ Equity
From June 16, 2006 (inception) to September 30, 2006

	Subscriptions for	Accumulated
	Common Stock	deficit	Total
Activity through September 30, 2006 and balance at September 30, 2006	$310,300	$(91,239)	$219,061

See accompanying notes

Financial Statements
International Stem Cell Corporation
(A Development Stage Company)
Statement of Cash Flows
From June 16, 2006 (inception) to September 30, 2006

Inception
(June 2006)
through
September 30,
2006
Operating activities
Net loss	$(91,239)
Changes in operating assets and liabilities:
Accrued expenses	104,862
Prepaid stock issue cost	(68,957)
Payable to affiliated company Lifeline Cell Technology LLC	55,334

Net cash used in operating activities	—

Investing activities
Net cash used in investing activities	—

Financing activities
Net cash provided by financing activities	—

Net (decrease) increase in cash and cash equivalents	—
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$—

Supplemental disclosures of cash flow information
Cash received for subscriptions for common shares and owing to the Company by subsidiary company Lifeline Cell Technology, LLC	$310,300

See accompanying notes

International Stem Cell Corporation
(A Development Stage Company)
Notes to financial statements
1.	Organization and Significant Accounting Policies
Organization
International Stem Cell Corporation (“International”) was formed in the State of California on June 16, 2006. International was formed for the purpose of acquiring Lifeline Cell Technology, LLC (“Lifeline”) which is in the business of developing and manufacturing human embryonic stem cells and reagents free from animal protein contamination. Lifeline’s scientists have used a technology, called basal medium optimization to systematically eliminate animal proteins from cell culture systems. Lifeline is unique in the industry in that it has in place scientific and manufacturing staff with the experience and knowledge to set up systems and facilities to produce a source of consistent, standardized, animal protein free ES cell products suitable for FDA approval.
Going Concern
The Company continues in the development stage and as such has accumulated losses from inception and expects to incur additional losses in the near future. In addition, the Company has a working capital deficiency as of September 30, 2006. To sustain operations throughout 2006 and 2007, the Company needs to obtain additional capital. Without obtaining such additional capital, there is substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.
Management’s plans in regard to these matters are focused on going public through a reverse merger with a public company.
There can be no assurance that the Company will be successful in completing any of the above noted transactions or agreements or, if completed, that such transactions or agreements will result in cash flow sufficient to sustain the Company’s operations through 2006 or 2007.
Cash Equivalents
The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.
Short-Term Investments
Management determines the appropriate classification of marketable securities at the time of purchase, and has classified all short-term investments as available-for-sale. Such securities are stated at fair value, with the unrealized gains and losses reported as a separate component of equity. Fair value is determined based on quoted market prices.
Property and Equipment
Property and equipment are stated at cost. The provision for depreciation and amortization is computed using the straight-line method over the estimated useful lives of the assets, which generally range from three to five years. The costs of major remodeling and leasehold improvements are capitalized and depreciated over the shorter of the remaining term of the lease or the life of the asset.
Long-Lived Asset Impairment
The Company reviews long-lived assets for impairment when events or changes in business conditions indicate that their carrying value may not be recovered. The Company considers assets to be impaired and writes them down to fair value if expected associated cash flows are less than the carrying amounts. Fair value is the present value of the associated cash flows. The Company has determined that no material long-lived assets are impaired at September 30, 2006.

Recent Accounting Pronouncements
In October 2006, the Emerging Issues Task Force (“EITF”) issued EITF 06-3, “How Taxes Collected from Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement (That is, Gross versus Net Presentation)” to clarify diversity in practice on the presentation of different types of taxes in the financial statements. The Task Force concluded that, for taxes within the scope of the issue, a company may adopt a policy of presenting taxes either gross within revenue or net. That is, it may include charges to customers for taxes within revenues and the charge for the taxes from the taxing authority within cost of sales, or, alternatively, it may net the charge to the customer and the charge from the taxing authority. If taxes subject to EITF 06-3 are significant, a company is required to disclose its accounting policy for presenting taxes and the amounts of such taxes that are recognized on a gross basis. The guidance in this consensus is effective for the first interim reporting period beginning after December 15, 2006 (the first quarter of our fiscal year 2007). We do not expect the adoption of EITF 06-3 will have a material impact on our results of operations, financial position or cash flow.
In September 2006, the United States Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (“SAB 108”). This SAB provides guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB 108 establishes an approach that requires quantification of financial statement errors based on the effects on each of the company’s balance sheets, statements of operations and related financial statement disclosures. The SAB permits existing public companies to record the cumulative effect of initially applying this approach in the first year ending after November 15, 2006 by recording the necessary correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings. Additionally, the use of the cumulative effect transition method requires detailed disclosure of the nature and amount of each individual error being corrected through the cumulative adjustment and how and when it arose. The Company is currently evaluating the impact SAB 108 may have on its results of operations and financial condition.
In September 2006, the FASB issued SFAS No. 158, “Employer’s accounting for Defined Benefit Pension and Other Post Retirement Plans”. SFAS No. 158 requires employers to recognize in its statement of financial position an asset or liability based on the retirement plan’s over or under funded status. SFAS No. 158 is effective for fiscal years ending after December 15, 2006. The Company is currently evaluating the effect that the application of SFAS No. 158 will have on its results of operations and financial condition.
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Issues No. 157, “Fair Value Measurements” (“SFAS 157”), which defines the fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Early adoption is encouraged, provided that the Company has not yet issued financial statements for that fiscal year, including any financial statements for an interim period within that fiscal year. The Company is currently evaluating the impact SFAS 157 may have on its financial condition or results of operations.
In July 2006, the FASB released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109 (FIN 48). FIN 48 clarifies the accounting and reporting for uncertainties in income tax law. This interpretation prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in income tax returns. This statement is effective for fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact FIN 48 may have on its financial condition or results of operations.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets” (“SFAS NO. 156”), which provides an approach to simplify efforts to obtain hedge-like (offset) accounting. This Statement amends FASB Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, with respect to the accounting for separately recognized servicing assets and servicing liabilities. The Statement (1) requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations; (2) requires that a separately recognized servicing asset or servicing liability be initially measured at fair value, if practicable; (3) permits an entity to choose either the amortization method or the fair value method for subsequent measurement for each class of separately recognized servicing assets or servicing liabilities; (4) permits at initial adoption a one-time reclassification of available-for-sale securities to trading securities by an entity with recognized servicing rights, provided the securities reclassified offset the entity’s exposure to changes in the fair value of the servicing assets or liabilities; and (5) requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the balance sheet and additional disclosures for all separately recognized servicing assets and servicing liabilities. SFAS No. 156 is effective for all separately recognized servicing assets and liabilities as of the beginning of an entity’s fiscal year that begins after September 15, 2006, with earlier adoption permitted in certain circumstances. The Statement also describes the manner in which it should be initially applied. The Company does not believe that SFAS No. 156 will have a material impact on its financial position, results of operations or cash flows.
In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments”, which amends SFAS No. 133, “Accounting for Derivatives Instruments and Hedging Activities” and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. SFAS No. 155 amends SFAS No. 133 to narrow the scope exception for interest-only and principal-only strips on debt instruments to include only such strips representing rights to receive a specified portion of the contractual interest or principle cash flows. SFAS No. 155 also amends SFAS No. 140 to allow qualifying special-purpose entities to hold a passive derivative financial instrument pertaining to beneficial interests that itself is a derivative instrument. The Company is currently evaluating this new Standard but cannot determine the future impact as the Company does not have any “Derivatives Instruments and Hedging Activities”, but may implement them in the future.
In November 2005, the FASB issued FSP FAS 115-1 and FAS 124-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments” (“FSP 115-1 and 124-1”), which clarifies when an investment is considered impaired, whether the impairment is other-than-temporary, and the measurement of an impairment loss. It also includes accounting considerations subsequent to the recognition of the other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. FSP 115-1 and 124-1 are effective for all reporting periods beginning after December 15, 2005. The Company does not anticipate that the implementation of these statements will have a significant impact on its financial position, results of operations or cash flows.
In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections” (“SFAS No. 154”). SFAS No. 154 is a replacement of Accounting Principles Board Opinion No. 20 and SFAS No. 3. SFAS No. 154 provides guidance on the accounting for and reporting of accounting changes and error corrections. It establishes retrospective application as the required method for reporting a change in accounting principle. SFAS No. 154 provides guidance for determining whether retrospective application of a change in accounting principle is impracticable and for reporting a change when retrospective application is impracticable. SFAS No. 154 also addresses the reporting of a correction of an error by restating previously issued financial statements. SFAS No 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company does not believe that it will have a material impact on its financial position, results of operations or cash flows.

In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 153, “Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions.” The amendments made by Statement 153 are based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. Further, the amendments eliminate the narrow exception for nonmonetary exchanges of similar productive assets and replace it with a broader exception for exchanges of nonmonetary assets that do not have commercial substance. Previously, Opinion 29 required that the accounting for an exchange of a productive asset for a similar productive asset or an equivalent interest in the same or similar productive asset should be based on the recorded amount of the asset relinquished. Opinion 29 provided an exception to its basic measurement principle (fair value) for exchanges of similar productive assets. The FASB believes that exception required that some nonmonetary exchanges, although commercially substantive, be recorded on a carryover basis. By focusing the exception on exchanges that lack commercial substance, the FASB believes this statement produces financial reporting that more faithfully represents the economics of the transactions. SFAS 153 is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges occurring in fiscal periods beginning after the date of issuance. The provisions of SFAS 153 shall be applied prospectively. The Company has evaluated the impact of the adoption of SFAS 153, and does not believe the impact will be significant to the Company’s overall results of operations or financial position.
In December 2004, the FASB issued SFAS No. 123 (revised 2004), “Share-Based Payment”. SFAS 123(R) will provide investors and other users of financial statements with more complete and neutral financial information by requiring that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. SFAS 123(R) covers a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. SFAS 123(R) replaces FASB Statement No. 123, “Accounting for Stock-Based Compensation”, and supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees”. SFAS 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. However, that statement permitted entities the option of continuing to apply the guidance in Opinion 25, as long as the footnotes to financial statements disclosed what net income would have been had the preferable fair-value-based method been used. Public entities (other than those filing as small business issuers) will be required to apply SFAS 123(R) as of the first interim or annual reporting period that begins after June 15, 2005. SFAS 123(R) is applicable for ASC effective the first interim period that starts after July 1, 2005. The Company has evaluated the impact of the adoption of SFAS 123(R), and cannot determine the future impact as the Company does not have any “Share Based Payment” compensations programs, but may implement them in the future.
In November 2004, the FASB issued SFAS No. 151, “Inventory Costs, an amendment of ARB No. 43, Chapter 4”. The amendments made by Statement 151 clarify that abnormal amounts of idle facility expense, freight, handling costs, and wasted materials (spoilage) should be recognized as current period charges and require the allocation of fixed production overheads to inventory based on the normal capacity of the production facilities. The guidance is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Earlier application is permitted for inventory costs incurred during fiscal years beginning after November 23, 2004. The Company has evaluated the impact of the adoption of SFAS 151, and does not believe the impact will be significant to the Company’s overall results of operations or financial position since the Company does not currently have any manufacturing operations or inventory.
In March 2004, the FASB approved the consensus reached on the Emerging Issues Task Force (EITF) Issue No. 03-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments.” The objective of this Issue is to provide guidance for identifying impaired investments. EITF 03-1 also provides new disclosure requirements for investments that are deemed to be temporarily impaired. The accounting provisions of EITF 03-1 are effective for all reporting periods beginning after June 15, 2004, while the disclosure requirements for certain investments are effective for annual periods ending after December 15, 2003, and for other investments such disclosure requirements are effective for annual periods ending after June 15, 2004.

In December 2003, the SEC issued Staff Accounting Bulletin (“SAB”) No. 104 (“SAB No. 104”), “Revenue Recognition.” SAB No. 104 supersedes SAB No. 101, “Revenue Recognition in Financial Statements.” SAB No. 104, which was effective upon issuance, rescinded certain guidance contained in SAB No. 101 related to multiple element revenue arrangements, and replaced such guidance with that contained in EITF 00-21, “Accounting for Revenue Arrangements with Multiple Deliverables.” Additionally, SAB No. 104 rescinded the SEC’s Revenue Recognition in Financial Statements Frequently Asked Questions and Answers issued with SAB No. 101. The revenue recognition principles of SAB No. 101 remain largely unchanged by the issuance of SAB No. 104, and therefore the adoption of SAB No. 104 did not have a material effect on the Company’s results of operations or financial condition.
In January 2003, the FASB issued FASB Interpretation No. (“FIN”) 46, “Consolidation of Variable Interest Entities” (“FIN 46”). In December 2003, FIN 46 was replaced by FASB interpretation No. 46(R) “Consolidation of Variable Interest Entities.” FIN 46(R) clarifies the application of Accounting Research Bulletin No. 51, “Consolidated Financial Statements,” to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46(R) requires an enterprise to consolidate a variable interest entity if that enterprise will absorb a majority of the entity’s expected losses, is entitled to receive a majority of the entity’s expected residual returns, or both. FIN 46(R) is effective for entities being evaluated under FIN 46(R) for consolidation no later than the end of the first reporting period that ends after March 15, 2004. The Company does not currently have any variable interest entities that will be impacted by adoption of FIN 46(R).
Income Taxes
Income taxes are recorded in accordance with SFAS No. 109, Accounting for Income Taxes, which requires the use of the liability method for deferred income taxes. No deferred tax benefit for the current period net operating loss has been recognized in the financial statements due to the uncertainty as to its realizability in future periods.
Use of Estimates
The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Significant estimates relate primarily to accrued expenses. Actual results could differ from those estimates.
2.	Due from Affiliated Company Lifeline Cell Technology, LLC
Subscriptions for 344,778 shares of common stock in the amount of $310,000 have been received. Because the Company had not yet opened a bank account, the cash was deposited in the account of Lifeline Cell Technology, LLC, an associated company (see Note 4 Subsequent Events) for the account of the Company.
3.	Due to Affiliated Company Lifeline Cell Technology, LLC
Payments for operating expenses have been made by Lifeline Cell Technology, LLC, an associated company (see Note 4 Subsequent Events) for the account of the Company.
4.	Subsequent Events
On November 7, 2006 International entered into a Share Exchange Agreement (the “ISC Agreement”) between Lifeline Cell Technology LLC (“Lifeline”), International and the holders of membership units and warrants for the purchase of membership interests of Lifeline. Pursuant to the terms of the Agreement all the membership units in Lifeline were exchanged for 20,000,000 shares of International $0.001 par value Common Stock and for International’s assumption of Lifeline’s obligations under the warrants. Lifeline became a wholly-owned subsidiary of International.

On November 7, 2006 the Company issued 580,000 qualified and 2,507,500 non-qualified stock options to purchase shares of International $0.001 value Common Stock to Executives (1,750,000 options), employees (490,000), and consultants (847,500) of the Company. The options vest over varying periods from zero to three years and expire at the end of ten years. Each option permits the holder to purchase one share of common stock of the Company for $1.00. If the recipient ceases to provide services to the Company or its affiliates, only those options vested may be exercised. The Company will calculate the grant date fair value of employee stock options using the straight line method as the options vest. For non-employees, the Company will use EITF 96-18, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services.
In November and December 2006 International received subscriptions for 11,205,950 shares of its common stock in the amount of $9,630,651, net of fees and commissions, raised under a private placement memorandum. In addition to the subscriptions raised under the private placement memorandum, the Company received subscriptions for 344,778 shares of its common stock in the amount of $310,300 prior to September 30, 2006 and an additional 210,774 shares of its common stock in the amount of $189,700 in November and December 2006.